U.S. SECURITIES AND EXCHANGECOMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: April 20, 2007


                            GLOBAL IT HOLDINGS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      333-138634                33-1145778
____________________________      _____________________      ___________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
       of Incorporation)                                     Identification No.)


                           589 8th Avenue, 18th Floor
                            New York, New York 10018
                    ________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Chief Executive Officer/Vice President and Director

On April 20, 2007, the board of directors of Global IT Holdings, Inc., a Nevada corporation (the "Company"), announced the acceptance of the resignation of Craig Press as the Chief Executive Officer/Vice President and as a director of the Company effective April 20, 2007.

As of the date of this Current Report, the board of directors of the Company has not appointed a replacement for the executive position of Chief Executive Officer but intends to do so in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GLOBAL IT HOLDINGS, INC



Date: April 25, 2007                        By: /s/ DONNA SILVERMAN
                                                    _______________
                                                    Donna Silverman
                                                    Director